UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2026

First United Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

19 South Second Street, Oakland, Maryland 21550

(Address of principal executive offices) (Zip Code)

(301) 334-9471

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	FUNC	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Certain Oﬃcers; Election of Directors; Appointment of Certain Oﬃcers; Compensatory Arrangements of Certain Oﬃcers.

(c)	Appointment of Officer

On January 28, 2026, the Boards of Directors of First United Corporation (the “Corporation”) and First United Bank & Trust (the “Bank”) appointed Anthony “AJ” Tasker to serve as their Senior Vice President and Chief Operating Officer (“COO”).

From September 2024 until his appointment as COO, Mr. Tasker served as the Managing Director of Operations of the Bank. Prior to that, between June 2023 and August 2024, he served as the Managing Director of Information Technology of the Bank; between May 2018 and June 2023, he served as the Director of Information Technology of the Bank; between September 2015 and May 2018, he served as the Information Technology Manger of the Bank; between April 2014 and August 2015, he served the Assistant Information Technology Manager of the Bank; between February 2011 and March 2014, he served as the Network and Server Administrator of the Bank; and between November 2008 and January 2011, he served as the Wide Area Network Administrator of the Bank.

Currently, Mr. Tasker is entitled to an annual base salary of $175,100 and an incentive bonus opportunity of 10% of his base salary, based on meeting performance goals relating to the Bank’s return on assets (30% of the bonus weighting), the Bank’s efficiency ratio (50% of the bonus weighting), and the Bank’s loan delinquencies (20% of the bonus weighting), of which 50% is to be paid in cash and 50% is to be paid in shares of common stock of the Corporation. Any changes to Mr. Tasker’s compensatory arrangements will be disclosed if and as required by Item 5.02(c) and/or (e) of Form 8-K and the rules promulgated under the Securities Exchange Act of 1934, as amended.

Since the beginning of the Corporation’s fiscal year ended December 31, 2024, neither the Corporation nor any of its subsidiaries has engaged in any transaction with Mr. Tasker or any of his affiliates for which disclosure would be required pursuant to Item 404(a) of Regulation S-K, and no such transaction is currently proposed for the remainder of the fiscal year ending December 31, 2026.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits filed or furnished with this report are listed in the following Exhibit Index:

Exhibit	Description

104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNITED CORPORATION

Dated: February 2, 2026	By:	/s/ Tonya K. Sturm
	Name:	Tonya K. Sturm
	Title:	Executive Vice President and CFO